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                        Consent of Independent Auditors

        We consent to the use in this Registration Statement on Form SB-2 of COMC, Inc. of our report dated February 26, 1999, appearing in the Prospectus which is part of this Registration Statement.

        We also consent to the reference to us under the heading "Experts" in such Prospectus.

Los Angeles, California

June 9, 2000                                    /s/
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                                                HOLLANDER, LUMER & CO. LLP